Exhibit 10.5

AMENDMENT NO. 1

TO

CREDIT AND LOAN AGREEMENT

This Amendment No. 1 to Credit and Loan Agreement (the “Amendment”), entered into as of December 10, 2008 (the “Effective Date”), by and between Secured Financial Network, Inc., a Nevada corporation (“SFNL”) and Commercial Holding, AG (“Lender”) amends that certain Credit and Loan Agreement dated as of April 7, 2008 (the “Credit Agreement”).  Capitalized terms used, but not defined in this Amendment shall have the respective meaning given such terms in the Credit Agreement.

ARTICLE I - AMENDMENTS

1.1           Definition of Loan Document.  As of the Effective Date, the term “Loan Documents” shall mean this Amendment, the Credit Agreement, any Notes issued pursuant to Section 2.4 of Credit Agreement and the Security Agreement.

1.2           Credit Commitment Increase.  From and after the Effective Date of this Amendment and prior to the Maturity Date, the aggregate Commitment is herby increased from $500,000 to $700,000 and Lender hereby agrees, on the terms and conditions set forth in the Credit Agreement, to make Loans to SFNL in an amount not to exceed in the aggregate Commitment.

1.3           Securities.  As consideration for this Amendment, SFNL shall within ten days of the Effective Date, issue to Lender, 2,000,000 shares of SFNL Common Stock, and Warrants to purchase and additional 1,000,000 shares of SFNL Common Stock at $0.10 per share (collectively, the “Additional Securities”).  The Warrants to be issued pursuant to this Section 1.2 shall be in the same form as the Warrants issued to SFNL under the Credit Agreement.

ARTICLE II - ACKNOWLEDGEMENTS

2.1           Acknowledgements Respecting Status and Representations.  SFNL hereby acknowledges and represents to Lender, upon which representations Lender has relied in entering into this Amendment, that as of the Effective Date: (a) the Loan Documents to which SFNL is a party constitute the valid and binding obligations of SFNL; (b) all representations and warranties of SFNL in the Credit Agreement are true and correct as of the date hereof, and shall survive the execution of this Amendment; and (iv) SFNL is authorized to enter into this Amendment and, upon execution and delivery hereof, this Amendment will be a legal and binding obligation of SFNL.

2.2           No Waiver by Lender.  SFNL hereby acknowledges that nothing in this Amendment is intended to serve as a waiver of any payment or other obligations of SFNL under any of the Loan Documents, and each of such obligations shall continue in full force and effect, except as specifically set forth herein.  SFNL hereby acknowledges that Lender reserves all of its rights to take action with respect to any Defaults and Events of Default now or hereafter existing under the Loan Documents.  The parties acknowledge that, subject to the terms of this Amendment, all terms of the Loan Documents prior to the Effective Date, remain in full force and effect.

2.3           Ratification of Security Interest. SFNL hereby ratifies and confirms its grant of a security interest in the collateral described in the Loan Documents in favor of Lender.  Borrower hereby warrants that there are no other liens existing as of the date hereof with respect to the Collateral.

ARTICLE III - TRANSFERS

3.1           Restricted Securities.  Lender acknowledges that the Additional Securities will not be registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, and that SFNL is not required to register the Notes as the case may be.

3.2           Legends; Lender’ Representations.  Lender hereby represents and warrants to SFNL that it is an “accredited investor” within the meaning of Rule 501 (a) under the Securities Act and is acquiring the Additional Securities for investment for its own account, with no present intention of dividing its participation with others or reselling or otherwise distributing the same in violation of the Securities Act or any applicable state securities laws.  SFNL may place an appropriate legend on the Additional Securities owned by Lender concerning the restrictions set forth in this Article III.  Upon the assignment or transfer by Lender or any of its successors or assignees of all or any part of the Additional Securities, the term “Holder” as used herein shall thereafter mean, to the extent thereof, the then holder or holders of such Additional Securities, or portion thereof.

3.3           Transfer of Additional Securities.  Subject to Section 3.2 hereof, a holder of Additional Securities may transfer such Additional Securities to a new holder, or may exchange such Additional Securities for securities of different denominations, by surrendering such Additional Securities to SFNL duly endorsed for transfer or accompanied by a duly executed instrument of transfer naming the new holder (or the current holder if submitted for exchange only), together with written instructions for the issuance of one or more new Additional Securities specifying the respective principal amounts of each new Additional Securities and the name of each new holder and each address therefor.  SFNL shall simultaneously deliver to such holder or its designee such new Additional Securities and shall mark the surrendered Additional Securities as canceled.

3.4           Replacement of Additional Securities.  Upon receipt of evidence reasonably satisfactory to SFNL of the mutilation, destruction, loss or theft of any Additional Securities and the ownership thereof, SFNL shall, upon the written request of the holder of such Additional Securities, execute and deliver in replacement thereof new Additional Securities in the same form, in the same original principal amount and dated the same date as the Additional Securities so mutilated, destroyed, lost or stolen; and such Additional Securities so mutilated, destroyed, lost or stolen shall then be deemed no longer outstanding hereunder.  If the Additional Securities being replaced have been mutilated, they shall be surrendered to SFNL; and if such replaced Additional Securities have been destroyed, lost or stolen, such holder shall furnish SFNL with an indemnity in writing to save it harmless in respect of such replaced Additional Securities.

3.5           No Other Representations Affected.  Nothing contained in this Article III shall limit the full force or effect of any representation, agreement or warranty made herein or in connection herewith to Holder.

ARTICLE IV - GENERAL PROVISIONS

4.1           Headings.  Section headings in this Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

4.2           Entire Agreement.  This Amendment, together with the other Loan Documents, embody the entire agreement and understanding among SFNL and Lender and supersede all prior agreements and understandings among SFNL and Lender relating to the subject matter thereof.

4.3           CHOICE OF LAW.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO ITS CHOICE OF LAWS PROVISIONS.

4.4           VENUE.  THE EXCLUSIVE JURISDICTION FOR ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS SHALL BE IN THE STATE AND FEDERAL COURTS LOCATED IN TARRANT COUNTY, TEXAS AND SFNL HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.

4.5           WAIVER OF JURY TRIAL.  SFNL AND LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

4.6           Counterparts.  This Amendment may be executed in any number of counterparts, all of which, taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

***** Signature Page Follows*****

IN WITNESS WHEREOF, SFNL and Lender have executed this Amendment No. 1 to Credit and Loan Agreement as of the date first above written.

COMMERCIAL HOLDING AG

By:	/s/ Frank Barker
Name:	Frank Barker
Title:	Managing Director

SECURED FINANICAL NETWORK, INC.

By:	/s/ Jeffrey Schultz
Name:	Jeffrey Schultz
Title:	President